UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 12, 2023

NATHAN’S FAMOUS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-35962	11-3166443
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Jericho Plaza, Jericho, New York	11753
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (516) 338-8500

N/A
(Former Name or Former Address, If Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	NATH	The NASDAQ Global Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On September 12, 2023, Nathan's Famous, Inc. (the "Company") held its annual meeting of stockholders (the "Annual Meeting"). At the Annual Meeting, stockholders of the Company voted on the matters set forth below.

1.        The proposal to elect ten directors was approved based upon the following vote:

Name	For	Withheld	Broker Non-Votes
Robert J. Eide	2,705,655	326,150	389,959
Eric Gatoff	3,017,478	14,327	389,959
Brian S. Genson	2,775,598	256,207	389,959
Barry Leistner	2,810,601	221,204	389,959
Andrew Levine	2,948,900	82,905	389,959
Howard M. Lorber	2,353,559	678,246	389,959
Wayne Norbitz	3,014,757	17,048	389,959
A.F. Petrocelli	2,446,338	585,467	389,959
Joanne Podell	3,027,705	4,100	389,959
Charles Raich	2,900,923	130,882	389,959

2.       The proposal to adopt, on an advisory basis, a non-binding resolution approving the compensation of the Company’s Named Executive Officers, as described in the Proxy Statement under “Executive Compensation” was approved based on the following vote:

For	Against	Abstain	Broker Non-Votes
2,302,946	709,108	19,749	389,961

3.        The proposal to select, on an advisory basis, the frequency of the advisory stockholder vote on the compensation of the Company’s Named Executive Officers received the following votes:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
861,957	9,976	2,116,588	43,312	389,931

Based on the results of the stockholder advisory vote, the Company has determined, consistent with the recommendation of the Company’s Board of Directors stated in the Proxy Statement for the Annual Meeting, that it will hold a stockholder advisory vote on the compensation of the Company’s Named Executive Officers every three years.

4.        The proposal to ratify the appointment of Marcum LLP as the Company’s auditors for fiscal year 2024 was approved based on the following vote:

For	Against	Abstain	Broker Non-Votes
3,410,960	8,842	1,932	30

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

104    Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 13, 2023	NATHAN’S FAMOUS, INC.

	By:	/s/ Robert Steinberg
		Name:	Robert Steinberg
		Title:	Vice President Finance, Chief Financial Officer, Treasurer and Secretary (Principal Financial Officer and Accounting Officer)